UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2017

PETROSHARE CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-37943 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

9635 Maroon Circle, Suite 400

Englewood, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On October 10, 2017, PetroShare Corp. (the “Company”) held its annual meeting of shareholders. Of the 22,654,537 shares outstanding and entitled to vote at the meeting, 19,066,018 shares were voted, or 84% of the outstanding shares entitled to vote.

At the annual meeting, the shareholders elected the six individuals nominated to be directors, approved granting the Company’s Board of Directors the discretion to implement a reverse stock split of the Company’s common stock (“Reverse Split”), approved an Amendment to the Company’s Articles of Incorporation to permit a reduction in the quorum requirement for a meeting of shareholders (“Articles Amendment”), and ratified the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

For a description of the Reverse Split, please see Proposal 2 and for a description of the Articles Amendment, please see Proposal 3, each in the Company’s proxy statement for its 2017 annual meeting, filed as Exhibit 99.1 to the Company’s current report on Form 8-K filed on September 15, 2017.

Election results for the directors elected at the meeting are as follows:

	Number of Shares
Name of Nominee	For	Withheld	Broker Non-Votes
Bill M. Conrad	16,988,850	25,000	2,052,168
Stephen J. Foley	16,988,850	25,000	2,052,168
Frederick J. Witsell	16,988,850	25,000	2,052,168
James H. Sinclair	16,988,850	25,000	2,052,168
Scott C. Chandler	16,988,850	25,000	2,052,168
Douglas R. Harris	16,988,850	25,000	2,052,168

Election results for approval of the Reverse Split are as follows:

For	Against	Abstain	Broker -Non-Votes
15,384,675	1,456,850	172,325	2,052,168

Election results for approval of the Articles Amendment are as follows:

For	Against	Abstain	Broker Non-Votes
16,127,755	686,095	200,000	2,052,168

Election results for the ratification of the appointment of Eide Bailly LLP as the independent registered public accounting firm for the year ending December 31, 2017 are as follows:

For	Against	Abstain	Broker Non-Votes
16,803,850	—	210,000	2,052,168

Item 7.01              Regulation FD Disclosure.

At the annual meeting, representatives of management gave an update on the Company’s business. A copy of the PowerPoint slides presented during the meeting is attached to this report as Exhibit 99.1. A copy of the slides will be available on the Company’s website on or about October 11, 2017.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01              Financial Statements and Exhibits.

(d)                   Exhibits. The following exhibits are furnished with this report:

99.1	Annual Meeting Presentation Slides

Cautionary Statement

With the exception of historical matters, the matters discussed in the presentation slides include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding future exploration, development, and production activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, commodity prices, economic and market conditions, operating costs, receipt of permits, receipt of working capital and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2016, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the presentation slides, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PetroShare Corp.

Date: October 11, 2017	By:	/s/ Paul D. Maniscalco
Paul D. Maniscalco, Chief Financial Officer